UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

Old Second Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 11, 2014, the Company issued a press release announcing the closing of the sale of 2,025,000 shares of its common stock pursuant to the underwriters’ exercise of the over-allotment option, which the Company granted in connection with its previously announced underwritten public stock offering.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.     Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibit is being furnished herewith:

99.1                        Press release issued by the Company on April 11, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2014	OLD SECOND BANCORP, INC.

	By:	/s/ J. Douglas Cheatham
	Name:	J. Douglas Cheatham
	Title:	Executive Vice President and Chief Financial Officer